Exhibit 99.1

Deloitte & Touche LLP Suite 301 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 www.deloitte.com

Affirm, Inc.

650 California Street

San Francisco, California 94108

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below related to certain information with respect to a portfolio of unsecured consumer loans in connection with the proposed offering of Affirm Asset Securitization Trust 2024-B. Affirm, Inc. (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information related to the Statistical Loan File. Additionally, Barclays Capital Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp. and Mizuho Securities USA LLC (collectively with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On August 21, 2024, at the instruction of the Company, we accessed the “Company Website” (https://services.intralinks.com) and obtained a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business August 21, 2024, with respect to 1,803,826 unsecured consumer loans (the “Statistical Loan File”).

At the Company’s instruction, we randomly selected 550 unsecured consumer loans (the “Sample Loans”) from the Statistical Loan File and performed certain comparisons and recomputations for each of the Sample Loans relating to the unsecured consumer loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics

1. Loan ID (for informational purposes only) 2. State 3. Approved amount 4. Annual percentage rate 5. Scheduled payment 6. Original loan term (months) 7. Credit score 8. Parent merchant ID	9. Current principal balance 10. Origination date 11. Maturity date 12. Merchant industry 13. Remaining term 14. Loan grade* 15. Status 16. Seasoning

*	For Sample Loans that did not indicate a loan grade (as set forth on the Statistical Loan File) of “Splitpay” only

We compared Characteristics 2. through 6. to the corresponding information set forth on the related “Loan Confirmation.”

We compared Characteristic 7. to the corresponding information set forth on the related “Credit Score Disclosure.”

Member of

Deloitte Touche Tohmatsu Limited

We compared Characteristics 8. through 16. to the corresponding information set forth on a query from the Company’s servicing system as of August 21, 2024 (the “Servicing System Query”) delivered by the Company on August 23, 2024.

In addition to the procedures described above, for each of the Sample Loans, we confirmed that the “Loan Agreement” indicated the borrower “signed electronically.”

For the purposes of such comparisons and at your instruction:

•	with respect to our comparison of Characteristic 3., we rounded down the approved amount (as set forth on the Statistical Loan File) to the nearest $0.01;

•

with respect to Characteristic 4., differences of (i) 0.400% or less are deemed to be “in agreement,” for Sample Loans with a parent merchant ID of “0TLBS8N0GWWC8APS,” as set forth on the Servicing System Query and (ii) 0.125% or less are deemed to be “in agreement,” for Sample Loans with a parent merchant ID other than “0TLBS8N0GWWC8APS,” as set forth on the Servicing System Query; and

•

with respect to our comparison of Characteristic 7., for the Sample Loans indicated in Appendix A, we (i) observed a difference with respect to the credit score set forth on the Statistical Loan File when compared to the credit score set forth on the Credit Score Disclosure or (ii) were not provided with a Credit Score Disclosure. For these Sample Loans, we were instructed to perform an additional procedure and compare the credit score set forth on the Statistical Loan File to the corresponding information set forth on the “Credit Report.”

The loan documents described above (including any information obtained from the Servicing System Query) and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above-mentioned Loan Documents, except as indicated in Appendix B. Supplemental information is contained in Appendix C.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the unsecured consumer loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the unsecured consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Loan File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

August 27, 2024

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated August 27, 2024.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 7. for the following Sample Loans:

ERL5-UKLM

U5ZS-NS71

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated August 27, 2024.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference in approved amount.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated August 27, 2024

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on or derived from the Loan Confirmation
1	K7WW-3NZ6	Approved amount	$326.53	$297.15

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.